SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

                  Date of Earliest Event Reported: July 2, 1999

                       ADAIR INTERNATIONAL OIL & GAS, INC.
             (Exact name of registrant as specified in its charter)


Texas                                     000-10056                  74-2142545
(State or other jurisdiction       (Commission File Number)       (IRS Employer
of incorporation or organization)                            Identification No.)


                            3000 Richmond, Suite 100
                              Houston, Texas 77098
          (Address of principal executive offices, including zip code)

                                 (713) 621-8241
              (Registrant's telephone number, including area code)

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Item  4.  Changes  in  Registrant's  Certifying  Accountant

     Braden, Bennink, Goldstein, Gazaway & Company, P.L.L.C.("Braden") audited the financial statements of the Company for the years ended May 31, 1998 and 1997, and resigned on July 2, 1999. The Company engaged Jack Sisk & Co. ("Sisk") as its new independent auditor on July 26, 1999.

     There were no disagreements between the Company and Braden whether resolved or not resolved, on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which, if not resolved, would have caused them to make reference to the subject matter of the disagreement in connection with their report. Since June 1, 1996, and through the present, there were no reportable events requiring disclosure. The Company has authorized Braden to respond fully to inquiries from Sisk regarding the disclosure in this Form 8-K.

     The report of Braden for the two most recent fiscal years did not contain any adverse opinion or disclaimer of opinion but was qualified as to uncertainty and audit scope, and contained a going concern modification.

     The decision to change principal accountants was recommended and approved by the Company's Board of Directors and made at their request.

     During the Company's two most recent fiscal year, and since then, Braden has not advised the Company that any of the following exist or are applicable:

     (1) That the internal controls necessary for the Company to develop reliable financial statements do not exist, that information has come to their attention that has lead them to no longer be able to rely on management's representations, or that has made them unwilling to be associated with the financial statements prepared by management;

     (2) That the Company needs to expand significantly the scope of its audit, or that information has come to their attention that if further investigated may materially impact the fairness or reliability of a previously issued audit report or the underlying financial statements or any other financial presentation, or cause them to be unwilling to rely on management's representations or be associated with the Company's financial statements for the foregoing reasons or any other reason; or

     (3) That they have advised the Company that information has come to their attention that they have concluded materially impacts the fairness or reliability of either a previously issued audit report or the underlying financial statements for the foregoing reasons or any other reason.

     Prior to the engagement of Sisk as independent auditors, the Company had not consulted Sisk regarding the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company's financial statements or any other financial presentation whatsoever.

     Braden has been asked to provide a letter addressed to the Securities and Exchange Commission pursuant to Regulation S-K Item 304 as to whether Braden agrees with the disclosure in this Form 8-K. Braden has not yet provided the letter.

     The Company has provided the disclosure in this Form 8-K to Sisk and has given Sisk an opportunity to provide a letter addressed to the Securities and Exchange Commission.

Exhibits

     None.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                ADAIR  INTERNATIONAL  OIL  &  GAS,  INC.

                                ------------------------------------------------
August  24,  1999               By:     /s/  Jalal  Alghani
                                        Jalal  Alghani
                                        Director  and  Chief  Financial  Officer